Exhibit 10.2

SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), dated as of June 24, 2014, among Navios Maritime Holdings Inc., a Marshall Islands corporation, (the “Company”), Navios Maritime Finance II (US) Inc., a Delaware corporation (together with the Company, the “Co-Issuers”), and Navios Asia LLC, Jasmine Shipping Corporation, Iris Shipping Corporation and Emery Shipping Corporation, each a Marshall Islands limited liability company or corporation, as applicable, and indirect wholly owned subsidiary of the Company (together with Holdings Europe, the “Guaranteeing Subsidiaries”), the other Guarantors (as defined in the Indenture referred to herein) and Wells Fargo Bank, National Association, as trustee (or its permitted successor) under the Indenture referred to below (the “Trustee”) and as collateral trustee (or its permitted successor) under the Indenture referred to below (the “Collateral Trustee”).

WITNESSETH

WHEREAS, the Co-Issuers and the Guarantors have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of November 29, 2013 providing for the issuance of 7.375% First Priority Ship Mortgage Notes due 2022 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which each Guaranteeing Subsidiary shall unconditionally guarantee all of the Co-Issuers’ obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Second Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Notation of Guarantee and in the Indenture, including, but not limited, to Article Ten thereof.

3. NEW YORK LAW TO GOVERN. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

4. COUNTERPARTS. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

5. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

6. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary and the Co-Issuers.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and attested, all as of the date first above written.

NAVIOS ASIA LLC, as Guarantor

By:	/s/ George Achniotis
	Name:	George Achniotis
	Title:	Manager

JASMINE SHIPPING CORPORATION
IRIS SHIPPING CORPORATION
EMERY SHIPPING CORPORATION, as Guarantors

By:	/s/ George Achniotis
	Name:	George Achniotis
	Title:	Secretary/Treasurer/President of Emery Shipping Corporation

NAVIOS MARITIME HOLDINGS INC.

By:	/s/ Angeliki Frangou
	Name:	Angeliki Frangou
	Title:	Chief Executive Officer

By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	Executive Vice President, Legal

NAVIOS MARITIME FINANCE II (US) INC.

By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	President and Secretary

[Signature Page to Second Supplemental Indenture]

NAVIOS HOLDINGS EUROPE FINANCE INC., as Guarantor

By:	/s/ Alexandros Laios
Name: Alexandros Laios
Title: Secretary

TRIANGLE SHIPPING CORPORATION
ESMERALDA SHIPPING CORPORATION, as Guarantors

By:	/s/ George Achniotis
Name: George Achniotis
Title: President

DIESIS SHIPMANAGEMENT LTD

MANDORA SHIPPING LTD

SOLANGE SHIPPING LTD.

TULSI SHIPMANAGEMENT CO.

CINTHARA SHIPPING LTD

RAWLIN SERVICES COMPANY

MAUVE INTERNATIONAL S.A.

AQUIS MARINE CORP.

FAITH MARINE LTD.

VECTOR SHIPPING CORPORATION

ARAMIS NAVIGATION INC.

DUCALE MARINE INC.

HIGHBIRD MANAGEMENT INC.

RED ROSE SHIPPING CORP.

GINGER SERVICES CO.

QUENA SHIPMANAGEMENT INC.

ASTRA MARITIME CORPORATION

PRIMAVERA SHIPPING CORPORATION

PUEBLO HOLDINGS LTD

BEAUFIKS SHIPPING CORPORATION

ROWBOAT MARINE INC.

CORSAIR SHIPPING LTD.

PHAROS NAVIGATION S.A.

SIZZLING VENTURES INC.

SHIKHAR VENTURES S.A.

TAHARQA SPIRIT CORP.

RHEIA ASSOCIATES CO.

RUMER HOLDING LTD.

KLEIMAR NV

NAV HOLDINGS LIMITED

NAVIOS CORPORATION

ANEMOS MARITIME HOLDINGS INC.

NAVIOS SHIPMANAGEMENT INC.

AEGEAN SHIPPING CORPORATION

ARC SHIPPING CORPORATION

MAGELLAN SHIPPING CORPORATION

IONIAN SHIPPING CORPORATION

APOLLON SHIPPING CORPORATION

HERAKLES SHIPPING CORPORATION

[Signature Page to Second Supplemental Indenture]

ACHILLES SHIPPING CORPORATION

KYPROS SHIPPING CORPORATION

HIOS SHIPPING CORPORATION

MERIDIAN SHIPPING ENTERPRISES INC.

MERCATOR SHIPPING CORPORATION

HORIZON SHIPPING ENTERPRISES CORPORATION

STAR MARITIME ENTERPRISES CORPORATION

NAVIOS HANDYBULK INC.

NAVIOS INTERNATIONAL INC.

NOSTOS SHIPMANAGEMENT CORP.

PORTOROSA MARINE CORP.

WHITE NARCISSUS MARINE S.A.

HESTIA SHIPPING LTD.

SERENITY SHIPPING ENTERPRISES INC.,

as Guarantors

By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	Director and Authorized Officer

[Signature Page to Second Supplemental Indenture]

KLEIMAR LTD., as Guarantor

By:	/s/ George Achniotis
	Name:	George Achniotis
	Title:	Secretary and Director

NAVIMAX CORPORATION, as Guarantor

By:	/s/ Shunji Sasada
	Name:	Shunji Sasada
	Title:	President

NAVIOS TANKERS MANAGEMENT INC.

By:	/s/ Alexandros Laios
	Name:	Alexandros Laios
	Title:	Secretary/Director

[Signature Page to Second Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Martin Reed
Name: Martin Reed
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee

By:	/s/ Martin Reed
Name: Martin Reed
Title: Vice President

[Signature Page to Second Supplemental Indenture]